SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant                           [x]
                 Filed by a Party other than the Registrant                  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement

[x]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

        (Name of Registrant as Specified In Its Charter)
        Fidelity Commonwealth Trust

        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)    Title of each class of securities to which transaction applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4) Proposed maximum aggregate value of transaction:

         (5)    Total Fee Paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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        (1)    Amount Previously Paid:

        (2)    Form, Schedule or Registration Statement No.:

        (3)    Filing Party:

        (4)    Date Filed:



                           FIDELITY SMALL CAP SELECTOR
                         FIDELITY INTERMEDIATE BOND FUND

                             TELEPHONE VOTING SCRIPT

INTRODUCTION
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ____________ (TWO OPTIONS: FIDELITY SMALL CAP SELECTOR, FIDELITY INTERMEDIATE BOND FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT. I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.

HAVE YOU RECEIVED THE ____________ (TWO OPTIONS: FIDELITY SMALL CAP SELECTOR, FIDELITY INTERMEDIATE BOND FUND) PROXY MATERIAL? THE PACKAGE WAS MAILED IN JULY. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting September 15th. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)

I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR SEPTEMBER 15TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If YES:        Q:  HAVE YOU REVIEWED THE MATERIAL?

If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON SEPTEMBER 15TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 888-451-8683.

If YES:        DO YOU HAVE ANY QUESTIONS?



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If YES:        Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

        If YES: Conference in Fidelity at 1-800-544-8888, introduce the customer, and transfer the call. (End call.)

                      I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ____________ (TWO OPTIONS:
                      FIDELITY SMALL CAP SELECTOR, FIDELITY INTERMEDIATE BOND
                      FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

        If YES and Premium customer:

                      Conference in Fidelity at 1-800-544-4442. Note: Premium hours are 8am-8pm across all time zones, Monday through Friday. When prompted enter Premium team number (do not enter "005" for Team 005. For Team 005, enter 5). If you do not have the team number, stay on the line, introduce the customer, and transfer the call. (End call.)


                      I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ____________ (TWO OPTIONS:
                      FIDELITY SMALL CAP SELECTOR, FIDELITY INTERMEDIATE BOND
                      FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A PREMIUM SHAREHOLDER ON HOLD AND HE/SHE HAS FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

        If NO: POLITELY refer them to Fidelity at 1-800-544-8888. Thank the shareholder for his/ her time. (End phone call.)


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        IF SHAREHOLDER SOUNDS HOSTILE:
                      Thank the shareholder for his/ her time. (End phone call.)

                      OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-544-8888. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

        IF NOT HOSTILE:After  answering  all  questions,  offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

                             If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

                             Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.


                             TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.


                             WOULD YOU LIKE TO VOTE BY TELEPHONE?

                                    If NO: POLITELY refer him/her to Fidelity at 1-800- 544-8888. (end call)

                                    If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

                                    COULD I PLEASE HAVE THE LAST FOUR DIGITS OF
                                    YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)




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

                      (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)

                                    I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE
                                    GIVING PART OF YOUR SOCIAL SECURITY NUMBER
                                    OVER THE PHONE. IT IS PART OF OUR REQUIRED
                                    PROCEDURES, HOWEVER, TO ENSURE PROPER
                                    IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER
                                    THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

                             AGREES TO GIVE LAST FOUR DIGITS OF SSN:
                             NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN":

FIDELITY SMALL CAP SELECTOR
                             THE PROPOSALS ARE (1) TO ELECT A BOARD OF TRUSTEES;
                             (2) TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND; (3) TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST; (4) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY SMALL CAP SELECTOR; (6) TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. FOR FIDELITY SMALL CAP SELECTOR; (7) TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. FOR FIDELITY SMALL CAP SELECTOR; (8) TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY SMALL CAP SELECTOR; (9) TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF FIDELITY SMALL CAP SELECTOR FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER; (11) TO AMEND FIDELITY SMALL CAP SELECTOR'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION. DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

FIDELITY INTERMEDIATE BOND FUND
                             THE PROPOSALS ARE (1) TO ELECT A BOARD OF TRUSTEES;
                             (2) TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND; (3) TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST; (5) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY INTERMEDIATE BOND FUND; (6) TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. FOR FIDELITY INTERMEDIATE BOND


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                             FUND; (7) TO APPROVE AN AMENDED SUB-ADVISORY
                             AGREEMENT WITH FIDELITY MANAGEMENT & RESEARCH (FAR
                             EAST) INC. FOR FIDELITY INTERMEDIATE BOND FUND;
                             (10) TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF FIDELITY INTERMEDIATE BOND FUND; (11) TO AMEND FIDELITY INTERMEDIATE BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION; (12) TO AMEND FIDELITY INTERMEDIATE BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING. DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

                             THANK YOU. AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR VOTE TO YOU BY MAIL. THANKS FOR YOUR TIME THIS EVENING. (End call.)

                             DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN:
                             UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR SEPTEMBER 15TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)




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                           FIDELITY SMALL CAP SELECTOR
                         FIDELITY INTERMEDIATE BOND FUND


                                    LOG SHEET

                                                          Date__________________
                                                   DF King Rep__________________
ADDRESS CORRECTION
Social Security NO. (record from database; do not ask shareholder)______________

Shareholder Name________________________________________________________________

Street Address _________________________________________________________________

City____________________________ State_____________ Zip Code____________________


MATERIALS TO BE SENT
Proxy Card Only ________

Full Proxy Kit  __________


COMMENTS
Notable Shareholder Response____________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Other Comments__________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________________


Was Shareholder Transferred to Fidelity Representative?     Yes_______ No_______


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                           FIDELITY SMALL CAP SELECTOR
                         FIDELITY INTERMEDIATE BOND FUND



              Script for Leaving a Message on an Answering Machine

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ____________ (TWO OPTIONS: FIDELITY SMALL CAP SELECTOR, FIDELITY INTERMEDIATE BOND FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.

AS AN OWNER OF THE____________ (TWO OPTIONS: FIDELITY SMALL CAP SELECTOR, FIDELITY INTERMEDIATE BOND FUND), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-544-8888 [IF PREMIUM, ... PLEASE CALL YOUR FIDELITY PREMIUM SERVICES TEAM AT 1-800-544-4442 FROM 8AM - 8 PM ACROSS ALL TIME ZONES, MONDAY THROUGH FRIDAY]. THANK YOU FOR YOUR TIME.




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                                      Q&A

WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

WHY ARE THE FUNDS PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)
The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions.

Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the funds' shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.

WHY ARE FIDELITY LARGE CAP STOCK FUND AND FIDELITY SMALL CAP SELECTOR PROPOSING AMENDED MANAGEMENT CONTRACTS? (PROPOSAL 4)
The amended management contracts provide for lower management fees to be paid to Fidelity Management & Research Company (FMR) when FMR's assets under management exceed certain levels. Each fund's amended management contract also allows FMR and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the Investment Company Act of 1940 (1940 Act).

In addition, each fund's amended management contract revises the fund's performance adjustment calculation by rounding the investment performance of both the fund and its comparative index to the nearest 0.01%, rather than the nearest 1.00%. This reduces the chance of minor changes in performance resulting in significant changes to the performance adjustment, and ultimately the fund's management fee.

The proposed change to each fund's performance adjustment calculation may either increase or decrease its management fee, depending on the performance of the fund and the relative performance of its comparative index. Please refer to the proxy statement for specific details of the amended management contract proposal.

WHY IS FIDELITY INTERMEDIATE BOND FUND PROPOSING AN AMENDED MANAGEMENT CONTRACT? (PROPOSAL 5)
The amended management contract provides for lower management fees to be paid to FMR when FMR's assets under management exceed certain levels. The fund's amended management contract also allows FMR and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the 1940 Act.



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The amended management contract will result in a management fee that is the same as or lower than the fee payable under the fund's present contract. Please refer to the proxy statement for specific details of the amended management contract proposal.

WHAT IS A SUB-ADVISORY AGREEMENT AND HOW WILL THE PROPOSED AMENDED SUB-ADVISORY AGREEMENTS AFFECT FIDELITY MID-CAP STOCK FUND, FIDELITY LARGE CAP STOCK FUND, FIDELITY SMALL CAP SELECTOR, AND FIDELITY INTERMEDIATE BOND FUND? (PROPOSALS 6 AND 7)
Generally, the sub-advisory agreements allow FMR increased access to more specialized investment expertise in foreign markets. Each fund's amended sub-advisory agreements allow FMR, FMR U.K., FMR Far East, and the trust, on behalf of the fund, to modify the fund's sub-advisory agreements subject to the requirements of the 1940 Act. FMR U.K., with its principal office in London, England, and FMR Far East, with its principal office in Tokyo, Japan, are wholly owned subsidiaries of FMR. The amended agreements would not increase the fees paid to FMR by each fund.

WHAT IS A DISTRIBUTION AND SERVICE PLAN, AND WHY IS FIDELITY SMALL CAP SELECTOR PROPOSING TO ADOPT ONE? (PROPOSAL 8)
The Distribution and Service Plan (the Plan) was approved by the Board of Trustees as provided for by Rule 12b-1 (the Rule) of the 1940 Act. The Rule provides that a mutual fund acting as a distributor of its shares must do so according to a written Plan describing all material aspects of the proposed financing of distribution. The Plan is designed to avoid legal uncertainties that may arise from ambiguities within the Rule.

The Plan dictates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or Fidelity Distributors Corporation (FDC), a wholly owned subsidiary of FMR, out of past profits and other resources including management fees paid by a fund to FMR. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract.

WHY IS FIDELITY SMALL CAP SELECTOR PROPOSING TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER? (PROPOSAL 9)
The Board is proposing to reorganize Fidelity Small Cap Selector to a separate series of another Massachusetts business trust to consolidate and streamline the production and mailing of certain legal documents. The proposed change will have no material effect on shareholders or the management of the fund.

WHY IS FIDELITY INTERMEDIATE BOND FUND PROPOSING TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY? (PROPOSAL 10)
The primary purpose of this proposal is to eliminate a fundamental investment policy of the fund. Eliminating the policy is not expected to materially affect the way the fund is managed. Eliminating the policy will allow the fund to more clearly communicate its investment objective and strategies in conformity with the requirements of revised Form N-1A (the form used by open-end investment companies, like the fund, to register under the 1940 Act and the Securities Act of 1933). Form N-1A requires concise, understandable descriptions of a fund's investment objective and strategies. Eliminating the policy also will allow the fund to more clearly communicate its investment objectives and strategies to shareholders.


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WHAT IS THE BENEFIT OF AMENDING THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION FOR FIDELITY LARGE CAP STOCK FUND, FIDELITY SMALL CAP SELECTOR, AND FIDELITY INTERMEDIATE BOND FUND? (PROPOSAL 11)
This proposal would permit the funds, subject to the requirements of the 1940 Act, to invest without limit in the securities of other investment companies. As a result of an exemption granted by the SEC, each fund may invest in certain money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. FMR anticipates that making use of the Central Funds will benefit each fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities.



WHY IS FIDELITY INTERMEDIATE BOND FUND PROPOSING TO AMEND ITS FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING? (PROPOSAL 12)
The primary purpose of the proposed amendment is to clarify the fund's fundamental policy with respect to underwriting, and to conform the fund's fundamental investment limitation concerning underwriting to a limitation that is expected to become standard for all funds managed by FMR. Adoption of the proposed limitation is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?
Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is July 19, 1999.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS:       Either owner may sign, but the name of the person signing
                      should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS:   The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."


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